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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: July 30, 1998



                             VENTURE SEISMIC LTD.
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               (Exact name of registrant as specified in charter)


                                 ALBERTA, CANADA
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                 (State or other jurisdiction of incorporation)


0-27070                                                     N/A
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(Commission File Number)                       (IRS Employer Identification No.)



           3110 - 80th Avenue S.E., Calgary, Alberta           T2C 1J3
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           (Address of principal executive offices)          (Zip code)


                                 (403) 777-9070
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               (Registrant's telephone number including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 2.  Other events

        On July 30, 1998, Venture Seismic Ltd. ("Venture") announced the completion of the acquisition (the "Acquisition") of all of the outstanding shares of Continental Holdings Ltd. ("Continental") on July 29, 1998. Pursuant to the terms of the Acquisition, the Continental shareholders received an aggregate of 2,080,000 Common Shares of Venture, approximately 31% of Venture outstanding common shares, payments in cash of an aggregate of $0.5 million, and negotiable promissory notes in the aggregate principal amount of $1.0 million, due on or before January 1, 1999. Reference is made to Venture's press release dated July 30, 1998, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

         (c )  Exhibits

               99.1   Press release dated July 30, 1998


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VENTURE SEISMIC LTD.


                               By: /s/ Brian Kozun
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                                   Brian W. Kozun
                                   President and Chief Executive Officer


                               Dated: July 30, 1998